UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20509

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

August 24, 2017

Date of Report

(Date of Earliest Event Reported)

GEO POINT RESOURCES, INC.

 (Exact name of registrant as specified in its charter)

Nevada	000-55150	45-5593622
(State or other jurisdiction of incorporation(	(Commission File No.)	(IRS Employer I.D. No.)

1421 East Pomona Street

Santa Ana, California 92705

 (Address of principal executive offices)

(714) 584-4361

Registrant's telephone number

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements are not a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that may cause our results, levels of activity, performance or achievements to be materially different from the information expressed or implied by the forward-looking statements in this Current Report. These factors include, among others, economic conditions generally in the United States and internationally, and in the industry and markets in which we have and may participate in the future, competition within our chosen industry or industries, our current and intended business, our assets and plans, the effect of applicable United States and foreign laws, rules and regulations on our business and the possibility we may fail to successfully develop, compete in and finance our current and intended business operations.

You should read any other cautionary statements made in this Current Report as being applicable to all related forward-looking statements wherever they appear in this Current Report. We cannot assure you that the forward-looking statements in this Current Report will prove to be accurate, and therefore, prospective investors are encouraged not to place undue reliance on forward-looking statements. You should read this Current Report completely, and it should be considered in light of all other information contained in the reports or registration statement that we file with the Securities and Exchange Commission (the “SEC”), including all risk factors outlined therein. Other than as required by law, we undertake no obligation to update or revise these forward-looking statements, even though our situation may change in the future.

Item 1.01 Entry into a Material Definitive Agreement.

Effective August 24, 2017, we entered into a Stock Purchase Agreement (the “SPA”) whereby Capital Vario CR, S.A., a corporation organized under the laws of Costa Rica (“Capital Vario”), acquired 8,647,796 shares of our common stock comprised of “restricted securities” as defined in SEC Rule 144, in consideration of the cancelation of debt owed by the Company under a Commercial Credit Line Agreement with Capital Vario dated January 1, 2013, and as extended on January 1, 2014.  The Purchase Price, as defined in the SPA, was $500,000 ($302,398.53 of principal and $197,601.47 of accrued interest). Taking into account the 40,115 shares of our common stock already owned by Capital Vario prior to the closing of the SPA and the additional 350,000 shares of our common stock we issued to others as outlined in Item 3.02, 10,000,000 shares of our common stock will be outstanding when all of these shares are issued, and Capital Vario will own approximately 86.88% of our issued and outstanding shares.  A copy of the SPA is attached hereto and is incorporated herein by reference.  See Item 9.01 below.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01 above.  We also issued an additional aggregate total of 350,000 shares of our common stock comprised of  “restricted securities” for services rendered to our legal counsel and our accountant, 250,000 shares and 100,000 shares, respectively.

We relied on the exemptions from registration with the SEC under the Securities Act contained in Regulation S of the SEC and Section 4(a)(2) of the Securities Act and SEC Rule 506(b) promulgated thereunder for the offer and sale of shares of our common stock to Capital Vario; and Section 4(a)(2) of the Securities Act and SEC Rule 506(b) for the issuance of the additional 350,000 shares of our common stock.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit No.

Exhibit Description

10

Stock Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

GEO POINT RESOURCES, INC., a Nevada corporation

Date:  August 24, 2017

/s/ William C. Lachmar

William C. Lachmar, President

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